SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 15, 1997



                           TOP AIR MANUFACTURING, INC.
                               An Iowa Corporation


    0-10571                                           42-1155462
Commission File Number                    I.R.S. Employer Identification No.

                             317 Savannah Park Road
                             CEDAR FALLS, IOWA 50613

                  Registrant's telephone number: (319) 268-0473

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         Item 2.  Acquisition or Disposition of Assets.

         On January 15, 1997, Top Air Manufacturing, Inc. ("Top Air" or "Registrant") acquired all of the assets of Ficklin Machine Co., Inc. ("Ficklin"), indirectly by acquiring all of the issued and outstanding stock of Ficklin from Wayne W. Whalen ("Whalen") in exchange for 1,150,000 shares of Top Air's no par value common stock (the "Transaction").

         The Transaction was effected pursuant to a Share Exchange Agreement dated as of January 15, 1997 (the "Agreement"). At the closing of the Transaction, Ficklin became a wholly-owned subsidiary of the Registrant. Ficklin is a manufacturer of grain carts and wagons, augers and lawn sprayers. Ficklin has been manufacturing grain handling equipment for in excess of thirty (30) years. Nearly all of the assets of Ficklin indirectly acquired constitute plant, equipment and other physical property used in the manufacture of Ficklin's products. The Registrant currently intends to continue the business of Ficklin in substantially the manner as before the Transaction.

         The exchange ratio was determined by the parties at arms-length based on an assumed trading value of the Registrant's common stock of approximately $1 3/8 per share and the book value of Ficklin. The Transaction will be accounted for using the pooling of interests method of accounting.

         No indebtedness was incurred by Registrant in connection with the financing of the Transaction.

         The Agreement provides, among other things, that Whalen has the right to designate one individual to serve on the Registrant's Board of Directors. Other than in connection with the Transaction, neither Ficklin nor Whalen has had any material relationship with the Registrant or any of its affiliates, any officer or director of the Registrant or its affiliates, or any associate of any such officer or director.



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  Item 7.  Financial Statements and Exhibits.

  (a) Financial Statements - It is currently impracticable to provide the required financial statements. The required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but in no event later than March 31, 1997.

  (b) Pro forma financial information - It is currently impracticable to provide the required pro forma financial information. The required, pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, but in no event later than March 31, 1997.

  (c)      Exhibits - The following exhibits are filed with this report:

           Exhibit No.     Document

           2.1 Share Exchange Agreement between Wayne W. Whalen and Top Air Manufacturing, Inc., dated January 15, 1997.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 24, 1997

                                    TOP AIR MANUFACTURING, INC.



                                    By:  /s/ Steven R. Lind
                                         Steven R. Lind
                                         President and Chief Executive Officer






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                                  EXHIBIT INDEX

Exhibit Number                       Description

   2.1 Share Exchange Agreement between Wayne W. Whalen and Top Air Manufacturing, Inc., dated January 15, 1997.




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